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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 1998, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1998-NC2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

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           Delaware                     333-50153             13-3439681
           --------                     ---------             ----------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

    Seven World Trade Center
    New York, New York                                               10048
    ------------------                                               -----
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------




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                                       -2-



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On May 29, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $203,153,178.27 as of May 1, 1998 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 28, 1998 (the "Mortgage Loan Purchase Agreement") among the Depositor, Salomon Brothers Realty Corp. and New Century. The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated May 28, 1998 between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    Initial Certificate
Class                Principal Balance                      Pass-Through Rate
-----                -----------------                      -----------------

A                      $169,849,700.00                           Variable

M-1                    $ 18,812,500.00                           Variable

M-2                    $ 14,512,500.00                           Variable

M-3                    $  7,525,000.00                           Variable

CE                     $  4,300,000.00                           Variable

P                      $        100.00                           Variable

R-I                    $        100.00                           Variable

R-II                   $        100.00                           Variable

R-III                  $        100.00                           Variable


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                                      -3-


                  The Certificates, other than the Class CE Certificates and the Class P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 27, 1998, and the Prospectus Supplement, dated May 28, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                      -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits



         EXHIBIT NO.                        DESCRIPTION

           4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and National Association as Trustee, relating to the Series 1998-NC2 Certificates.




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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 1998

                                           SALOMON BROTHERS MORTGAGE
                                           SECURITIES VII, INC.


                                           By:      /s/ Matthew R. Bollo
                                                    ----------------------------
                                           Name:    Matthew R. Bollo
                                           Title:   Assistant Vice President




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                                INDEX TO EXHIBITS



         EXHIBIT NO.                        DESCRIPTION

           4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and National Association as Trustee, relating to the Series 1998-NC2 Certificates.